Exhibit 99.2
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report of Smith-Midland Corporation (the "Company") on Form 10-KSB for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John K. Johnson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                              /s/ John K. Johnson
                                              ---------------------------------
                                              John K. Johnson
                                              Chief Financial Officer

                                              Dated: March 28, 2003


A signed original of this written statement required by Section 906 has been provided to Smith Midland Corporation and will be retained by Smith Midland Corporation and furnished to the Securities and Exchange Commission or its staff upon request.